Rowan Companies, Inc.

Matt Ralls, President and CEO

Howard Weil 2010 Energy Conference

March 23, 2010



Rowan Companies, Inc.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling





Manufacturing



LTI Offshore Products



LTI Mining Products



LTI Drilling Systems



LTI Steel Products

Land Drilling



Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
11%
34%
55%
10%
31%
59%
2007
2008
2009
Land
Manufacturing
Offshore


EBITDA
USD MM
$800
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
79%
10%
11%
79%
6%
7%
87%
2007
2008
2009

Company Highlights

Leading Global, High-spec Jack-up Company

- Owns 11 of the top 30 jack-ups in the world
- One of the youngest fleets in the world
- Focused on customers with deep, difficult wells
- Geographically diversified
- Achieve premium day rates and utilization

Strategically Focused On Offshore Drilling

- Seek to expand into deepwater and/or consolidate high-end jack-ups
- Separate land drilling and manufacturing at the appropriate time

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- Focused on cost control and capital spending discipline
- New rig construction fully funded from cash and operations

Rowan's Global Jack-up Fleet

- 23 jack-up rigs located in the U.S. Gulf of Mexico, the Middle East, the North Sea, Eastern Canada, West Africa, Mexico and Egypt
  - » 20 premium and high-spec cantilever jack-up rigs
  - » 3 commodity rigs with skid-base capability
- 5 high-spec jack-ups under construction



CANADA: 1
NORTH SEA: 2
MIDDLE EAST: 9
US GOM: 8
EGYPT: 1
MEXICO: 1
WEST AFRICA: 1

Strategy

- » Continue international expansion
- » Focus on deep, difficult wells requiring high-spec rigs
- » Expand into deepwater, consolidate high–spec jack-ups

Geographically Diversified Fleet

- Substantially transformed over the last 6 years into a major international drilling contractor
- Increasing demand for higher rig specifications in international markets

Year End 2003

24 Total Rigs


North Sea
1 Rig
4%
Canada
1 Rig
4%
22 Rigs
92%
Gulf of
Mexico

Year End 2009

23 Total Rigs


Mexico
1 Rig
4%
Egypt
1 Rig
4%
West
Africa
1 Rig
4%
Canada
1 Rig
4%
North
Sea
2 Rigs
9%
Middle East
9 Rigs
40%
8 Rigs
35%
Gulf of
Mexico

Young, Highly Capable Jack-up Rigs

Building Five Additional High-spec Rigs



240C Class
(2 High-Spec rigs)
2 Rigs
240C Class
Under Construction
1 Rig
Gorilla Class
(1 High-Spec rig)
3 Rigs
Super Gorilla Class
(4 High-Spec rigs)
4 Rigs
Tarzan Class
(4 High-Spec rigs)
4 Rigs
300-350 ft.
116-C Class
7 Rigs
4 Rigs
EXL Class
Under Construction
1 Rig
250-300 ft. Slot
2 Rigs
350 ft. Slot
High-Spec Rigs Under Construction

Rowan's High-Spec Rigs Offer Expanded Capabilities

	116C	EXL Class	Tarzan Class	240-C Class	Super Gorilla
Hook-load	1.25M lbs	2M lbs	2M lbs	2.5M lbs	2.5M lbs
Cantilever Reach	52'	70'	60'	80'	100'
Leg Length	410'	477'	445'	491'	713'
# Mudpumps/HP	3/1,600 HP ea.	3/2,200 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.	4/2,200 or 3/3,000 HP ea.


306'
300'
116C Class
EXL Class
Tarzan Class
240 -C Class
Super Gorilla

Rowan Has Five High-Spec Jack-Ups Under Construction


2010
2011
2012
1
Q2 2010
Rowan EXL #1
2
Q3 2010
Rowan EXL #2
3
Q4 2010
Rowan EXL #3
4
Q3 2011
Joe Douglas (240-C #3)
5
Q1 2012
Rowan EXL #4
Percent Complete

Newbuild CAPEX Funded Through Cash and Operations



USD MM
$400
$350
$300
$250
$200
$150
$100
$50
$0
2010
2011
2012
EXLs
240C

Substantial Liquidity, Investment Grade Credit Rating

		Actual 12/31/2009
Cash	$	640
Credit Facility (1)		155
Total Liquidity	$	795
Total Debt-to-Cap		21.5%
Net Debt-to-Cap		5.4%
Total Debt-to-EBITDA		1.28
Net Debt-to-EBITDA		0.32

(1) Represents available borrowings under $155 million revolving credit facility

ODS-Petrodata Jack-up Fleet Quality Index

- Analyzed the characteristics that contribute to a rig's performance capability
- These characteristics were chosen on the basis that they are most commonly used in identifying a suitable rig for a given well program

» **Rig Maximum Water Depth**	» **Variable Load**
» **Derrick Capacity**	» **Total Mudpump Horsepower**
» **Drawworks Horsepower**	» **Total Engine Horsepower**
» **Maximum Drilling depth**	» **BOP Working Pressure**
» **Harsh Environment Capability**	» **Cantilever Capacity**
» **Quarter Capacity**	» **Cantilever Reach**

Rowan Is World's Leading High-Spec Jack-up Company


Ownership Of Top 30 Global Jack-up Rigs (1)
12
10
8
6
4
2
0
Rowan
Maersk
Transocean
Noble
Skeie Drilling & Production
Petroprod (Larsen)
Seadrill

(1) Based on report published by ODS-Petrodata at Company's request, includes newbuilds

ODS-PETRODATA
Consulting & Research

Global Jack-up Fleet Has Few High-Spec Rigs

High-spec rigs are defined as jack-ups with 2 million pound hookload capacity or greater



27 High-Spec Jack-ups
459 Total Jack-ups
41%
11 Rowan Jack-ups
59%
Other
6%

76% Of Global Jack-up Fleet Over 20 Years Old

Nearly 1/3 of existing fleet is limited to drilling in less than 250' of water


Industry – 459 Rigs
>30 Years Old
104 Rigs
23%
<10 Years Old
94 Rigs
20%
10-20 Years Old
20 Rigs
4%
21-30 Years
241 Rigs
53%

Rowan's Fleet Is Young Compared To Peers

By year end 2012, new rig additions will reduce Rowan's average fleet age to 17 years


Years
35
30
25
20
15
10
5
0
19
24
27
27
28
32
Rowan (1)
23 Rigs
Ensco
42 Rigs
Transocean
65 Rigs
Diamond
13 Rigs
Noble
43 Rigs
Pride
7 Rigs

(1) Excludes jack-up rigs under construction

Rowan's Fleet Commands Superior Day Rates



Worldwide Fixtures(1) for 350'IC+ Jack-ups
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Fixture Rate (USD)
World Record:
Rowan Gorilla VI
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10
Rowan Jack-ups
Industry Jack-ups

(1) Fixture Day rates: Average of the rates agreed upon over the last six months (contract may not have commenced)

Global Jack-up Market Appears To Be Stabilizing

Worldwide Jack-up Market Utilization = 75% (81% excluding the US GOM)



1
0
E. Canada: 100%
32
4
North Sea: 89%
39
41
US GOM: 49%
17
4
Mediterranean: 81%
91
27
Middle East: 77%
26
2
Mexico: 93%
37
17
SE Asia: 69%
20
10
West Africa: 67%
32
1
Indian Ocean: 97%
11
6
C & S America: 65%
1
0
Australia: 100%
Contracted
Not Contracted

Utilization Exceeds 85% For Highest Capability Jack-ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft IC+	123	87%	27%
300 ft IC	127	80%	28%
=< 250 ft IC	122	78%	27%
IS	25	72%	5%
MC + MS	62	39%	13%
Total	**459**	**75%**	**100%**
High-Spec [(1)]	27	93%	6%

(1) High-spec rigs are defined as jack-ups with 2 million pound hook-load capacity or greater

Tenders and Inquiries for Rowan Jack-ups are Increasing


13
3
1
North Sea
1
Eastern Canada
1
Mediterranean
4
6
Mexico
8
3
Middle East
8
India
6
4
S.E. Asia
2
1
C&S America

Rig Demand

Submitted 39

In House 8

Expected 14

Tenders Are Requiring Greater Rig Capabilities

Latest PEMEX tenders require jack-ups be built or significantly upgraded since 2000

Rowan 2009 to Present Tenders & Inquiries	% of Current Jack-up Fleet
» 64% required 300 ft IC or greater	54%
» 37% required three mud pumps	44%
» 35% required 1.5M pound hook-load or greater	27%
» 16% required 70 ft cantilever reach or greater	19%

Average Fixtures[1] Stronger for More Capable JUs



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MS
IS
=<250 ft IC
300 ft IC
350 ft + IC
High-spec

(1) Fixture Day rates: Average of the rates agreed upon over the last six months (contract may not have commenced)

Absorption of Newbuilds Complicates Recovery

Only 10 newbuilds are considered high-spec



Rigs
30
25
20
15
10
5
0
2010
2011
2012
Standby(1
Contracted (23%)
Not Contracted (77%)

(1) Standby: Newbuilds without anticipated delivery date and considered at risk of being delivered.

Source: ODS-Petrodata, Company estimates

Relevant Jack-up Supply is Lower Than Apparent Supply

- 56 mat and other commodity rigs are currently cold stacked
- Almost half of the newbuilds may be cancelled or not enter competitive international markets
- Attrition could further reduce the worldwide jack-up fleet



Rigs
550
500
450
400
350
300
459
60
519
31
25
6
5
20
45
387
Current Fleet
Newbuilds
Fleet 2012
Cold Stacked MC/MS/IS
Cold Stacked IC
Newbuilds NOC
Cancellation Candidates
NewBuilds Going To China/Iran
Current China / Iran Fleet
Relevant Supply

Source: ODS-Petrodata, Company estimates

Global Jack-up Fleet Growing Less Than Deepwater

More newbuild jack-ups are uncontracted, but sublets threaten deepwater market

≥ 300' IC Jack-ups

71% Increase


350
300
250
200
150
100
50
173
240
296
Jan. 2005
Jan. 2010
Year End 2012

56 Scheduled Newbuilds
50 Uncontracted

≥ 5,000' Floaters

169% Increase


200
150
100
50
67
113
180
Jan. 2005
Jan. 2010
Year End 2012

67 Scheduled Newbuilds
27 Uncontracted

Seeking to Enhance our Leadership Position

High-end Jack-up Consolidation and Deepwater Entry Both Attractive

- **Monitoring all opportunities**
  - » Deepwater and ultra-deepwater
  - » Consolidation of high-end jack-ups
- **Ready to move on a sensible transaction**
  - » Financially flexible
  - » Worldwide marketing organization
  - » Strong operational reputation
- **No plans for speculative rig building or purchases**

Rowan's Premium Land Fleet

- 29 marketed land rigs in Texas, Louisiana, Alaska, and Oklahoma
  - » 83% contracted
- 28 of our land rigs are 2,000 HP or greater
  - » 19 are AC drive
  - » Ideally suited for horizontal drilling
- 88% of the contracted fleet is operating in Gas & Shale Play regions


Deep Bossier Gas Play: 7 rigs
Haynesville Shale Play: 14 rigs

Strategy

- » No fleet additions planned
- » Separate when appropriate

LeTourneau Technologies, Inc. (LTI)


LeTourneau
LINCS
W-1714

One-Third Share of World Jack-up Fleet

Offshore Products





- Unique Ability To Globally Supply Shipyards With High Margin Kits (Legs, Elevating Systems, Cantilevers, Cranes)
- LTI Jack-up Designs And Kits Allow Emerging Countries To Establish Jack-up Shipyards

Drilling Equipment Supports Demanding Requirements

Drilling Systems



Top Drives



Mud Pumps



Drawworks



Traveling Blocks



Replacement Parts & Service

Leading Market Share For Large Front Loaders

Mining Products





More Sizes And Bigger Payloads Than Any Other Supplier

LTI Supported By Substantial External Backlog

2010 Outlook	$413 MM in Backlog (12/31/09)

- Revenues expected to be up slightly
- Margins improving
- Expect to ship 21 mining loaders in 2010, up from 14 in 2009
- Land rig package inquiries up
- Working off backlog for three jack-up kits



Steel Products 2%
Offshore Products
25%
Drilling Systems
55%
18%
Mining & Forestry Products

Strategy

» Improve operating efficiencies with minimal capital investment

» Separate when market improves

Summary

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 jack-ups in the world • One of the youngest fleets in the world • Focused on customers with deep, difficult wells • Geographically diversified • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • New rig construction fully funded from cash and operations

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056

713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com

